Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

STATEMENT OF ADDITIONAL INFORMATION

RS INVESTMENT TRUST

RS Global Growth Fund

Class A Shares: RSGGX

Class C Shares: RGGCX

Class K Shares: RGGKX

Class Y Shares: RGGYX

RS Greater China Fund

Class A Shares: RSCHX

Class C Shares: RCHCX

Class K Shares: RCHKX

Class Y Shares: RCHYX

May 1, 2011 (as revised February 7, 2012)

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus (the “Prospectus”) of RS Global Growth Fund and RS Greater China Fund (collectively, the “Funds”), each a series of RS Investment Trust (the “Trust”) dated May 1, 2011, as it may be further revised from time to time. A copy of the Prospectus can be obtained without charge upon request made to RS Investments, 388 Market Street, Suite 1700, San Francisco, California, 94111, telephone 1-800-766-3863.

TRUST INFORMATION

Trust History

RS Investment Trust (“Robertson Stephens Investment Trust” until 1999) was organized on May 11, 1987, under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a “Massachusetts business trust.” A copy of the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), which is governed by Massachusetts law, is on file with the Secretary of the Commonwealth of Massachusetts.

Fund Classification

The Trust currently offers twenty-five series of shares of beneficial interest, two of which are discussed in this SAI, RS Global Growth Fund and RS Greater China Fund (RS Global Growth Fund and RS Greater China Fund are each referred to herein as the “Fund,” collectively as the “Funds,” and, with the other twenty-three series of the Trust, the “RS Funds”). Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Funds is also a “diversified” investment company under the 1940 Act. This means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to investments in U.S. Government securities). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

Under the United States Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company, a fund must meet certain diversification requirements as determined at the close of each quarter of each taxable year. For instance, no more than 25% of a fund’s assets can be invested in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies or of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses. In addition, at least 50% of the market value of the fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

Capitalization

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The Trust is currently authorized to offer five classes of shares: Class A, Class B, Class C, Class K, and Class Y. The Funds do not offer Class B shares.

The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more RS Funds may be allocated in proportion to the net asset values of the respective RS Funds except where allocations of direct expenses can otherwise be fairly made.

Shareholders of each Fund will have one vote for each full share owned and proportionate, fractional votes for fractional shares held. Generally, shares of each Fund vote separately as a single series except when required by law or determined by the Board of Trustees. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust.

INVESTMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for both Funds, certain strategies and/or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “The Funds’ Investment Limitations” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.

RS Investment Management Co. LLC (“RS Investments”) serves as investment adviser to the Funds, Gaurdian Baillie Gifford Limited (“GBG”) serves as investment sub-adviser to the Funds, and Baillie Gifford Overseas Limited (“BG Overseas”) serves as investment sub-sub-adviser to the Funds (each, an “Adviser”).

Options

A Fund may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices. There is no assurance that a Fund’s use of put and call options will achieve its desired objective, and a Fund’s use of options may result in losses to the Fund.

Covered call options. A Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

A Fund will receive a premium from writing a call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to attempt to enhance its current return.

Options on foreign securities. A Fund may purchase and sell options on foreign securities if an Adviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices. A Fund may write or purchase options on securities indices, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options. The successful use of a Fund’s options strategies depends on the ability of an Adviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a call option based on an Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when an Adviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events — such as volume in excess of trading or clearing capability — were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter (“OTC”) options purchased by a Fund and assets held to cover OTC options written by a Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund’s ability to invest in illiquid securities.

Special Expiration Price Options. The Funds may purchase OTC puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Fund in effect may create a custom index relating to a particular industry or sector that an Adviser believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. If the value of the underlying security increases (or decreases) by a prenegotiated amount, however, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce these Funds’ profits if the special expiration price options are exercised. A Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

Swap Contracts

The Funds may invest in credit default swaps and credit default index investments. Credit derivatives allow a Fund to manage credit risk through buying and selling credit protection on specific issuers or a basket of issuers. In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties, such as a U.S. or foreign issuer or basket of such issuers, on their obligations. For example, as a purchaser of protection in a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty upon issuer default (or similar events) at their par (or other agreed-upon) value. As a purchaser in a credit default swap, a Fund would have the risk that the investment might expire worthless. It also would involve counterparty risk – the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. As a seller of protection in a credit default swap, a Fund would in effect take a long position in the underlying security, since it would be obligated to purchase the security from its counterparty upon issuer default or similar events.

In addition, the Funds may enter into interest rate swaps. Interest rate swaps involve the exchange between two parties of their respective commitments to pay or receive interest. For example, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments. The function of interest rate swaps is generally to increase or decrease a Fund’s exposure to long or short-term interest rates. For example, a Fund may enter into an interest rate swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Financial Futures Contracts

A Fund may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as “financial futures contracts”) for hedging or other purposes. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts, which are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge its investments successfully using financial futures contracts, a Fund must invest in futures contracts with respect to securities, indexes or sub-indexes the movements of which will, in an Adviser’s judgment, have a significant correlation with movements in the prices of the Fund’s portfolio securities.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Margin Payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts. A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Futures Contracts and Related Options. Financial futures contracts entail risks. If an Adviser’s judgment about the general direction of interest rates or markets is wrong, the Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge. An Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to an Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an Adviser still may not result in a successful hedging transaction over a very short time period.

Other Risks. A Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

Each Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which the Funds invest.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks, and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted, or exchanged.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer.

Because conversion of the security is not at the option of the holder, a Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

A Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Trust-Preferred Securities

The Funds may invest in trust-preferred (or “capital”) securities. These securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities retain the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an incidence of default. At the present time, the Internal Revenue Service (the “IRS”) treats capital securities as debt. In the event that the tax treatment of interest payments of these types of securities is modified, a Fund will reconsider the appropriateness of continued investment in these securities.

Some of a Fund’s investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect the Fund’s performance.

Income Deposit Securities

A Fund may purchase income deposit securities (“IDSs”). Each IDS represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The U.S. federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs. Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it is characterized as equity rather than debt, then interest paid on the notes could be treated as dividends (to the extent paid out of the issuer’s earnings and profits). Such dividends would not likely qualify for favorable long-term capital gains rates currently available to dividends on other types of equity.

Indexed Securities

The Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Reverse Repurchase Transactions

A Fund may use reverse repurchase agreements. In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold. A Fund may also receive interest income similar to that received in the case of dollar rolls.

A Fund will normally use the proceeds of reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements involve the risk that the buyer of the sold securities might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision.

Whenever a Fund enters into reverse repurchase agreement transaction, it will segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily with the Fund’s custodian. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Segregating assets may limit a Fund’s ability to pursue other investment opportunities.

Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, reverse repurchase agreements will involve leverage. However, since the acquired securities or repurchase agreements must satisfy a Fund’s credit quality requirements and mature on or before the settlement date for the reverse repurchase agreement, and because the Fund will segregate assets as described above, RS Investments believes that these transactions do not present the risks associated with other types of leverage.

When-Issued or Delayed-Delivery Transactions

The Funds may enter into when-issued or delayed delivery transactions. In when-issued or delayed-delivery transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued or delayed-delivery securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Repurchase Agreements

A Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). It is the Trust’s present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. An Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

U.S. Government Agency and Instrumentality Securities

U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. To the extent a Fund invests in U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Certificates of Deposit. Certificates of deposit are negotiable receipts issued by a bank or savings and loan association in exchange for the deposit of funds. A certificate of deposit earns a specified rate of return over a definite period of time. Normally a certificate can be traded in a secondary market prior to maturity. Eurodollar certificates of deposit (“Euro CDs”) are U.S. dollar-denominated deposits in banks outside the U.S. Eurodollar deposits in foreign branches of U.S. banks are the legal equivalent of domestic deposits, but are not covered by FDIC insurance. Yankee certificates of deposit (“Yankee CDs”) are U.S. dollar-denominated deposits issued and payable by U.S. branches of foreign banks. Foreign securities (i.e., Euro CDs and Yankee CDs) may be affected by political, social and economic developments abroad. Foreign companies and foreign financial institutions may not be subject to accounting standards or governmental supervision comparable to their U.S. counterparts, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. Foreign countries may impose withholding taxes on interest income from investments in securities issued there, or may enact confiscatory taxation provisions targeted to certain investors. The time period for settling transactions in foreign securities may be longer than the time period permitted for the settlement of domestic securities transactions. In addition, the market prices for foreign securities are not determined at the same time of day as the net asset value for the Fund’s shares. It may be difficult to obtain and enforce judgments against foreign entities, and the expenses of litigation are likely to exceed those which would be incurred in the United States.

Commercial Paper. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Bankers Acceptances. Bankers acceptances generally arise from short-term credit arrangements designed to enable businesses to obtain funds in order to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Securities Lending

A Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of any securities loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

Before a Fund enters into a loan, an Adviser considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with the Fund.

Short Sales

A Fund may engage in short sales if approved by the Board of Trustees with respect to the Fund. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will generally realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund. There can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price.

In connection with short sales entered into by it, a Fund may be required to segregate or “earmark” in its records (or the records of its custodian) assets determined to be liquid in accordance with procedures established by the Board of Trustees. A Fund’s ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow certain securities in the market, legal restrictions on short sales, or other reasons.

Foreign Investments

Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those foreign countries.

In addition, to the extent that a Fund’s foreign investments are not U.S. dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

Several foreign governments permit investments by non-residents only through participation in certain specifically organized investment companies. Subject to the provisions of the 1940 Act, a Fund may invest in the shares of such other investment companies.

In addition, the Funds may also invest a portion of its assets in unit trusts organized in the United Kingdom (which are analogous to United States mutual funds) and which invest in smaller foreign markets than those in which the Fund would ordinarily invest directly.

Developing Countries. The considerations noted above for foreign investments generally are intensified for investments in developing countries. These risks include (i) volatile social, political, and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing countries, of a capital market structure or market-oriented economy; (vii) economies based on only a few industries; and (viii) the possibility that recent favorable economic developments in certain developing countries may be slowed or reversed by unanticipated political or social events in such countries. The risks associated with developing countries may be particularly acute for the Funds.

Foreign Currency Transactions

A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both “transaction hedging” and “position hedging.”

There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of an Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when an Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Other Investment Companies

A Fund may invest in securities of other open- or closed-end investment companies, including shares of open- or closed-end investment companies, including exchange-traded funds (“ETFs”), traded on one or more national securities exchanges, to the extent that such investments are consistent with a Fund’s investment objective and policies and permissible under the 1940 Act. Provisions of the 1940 Act may limit the ability of a Fund to invest in certain investment companies or may limit the amount of its assets that a Fund may invest in any investment company or investment companies in general.

A Fund may invest in other investment companies either during periods when they have large amounts of uninvested cash or when an Adviser believes share prices of other investment companies offer attractive values. As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. An Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other investment opportunities. Shares of open-end investment companies traded on a securities exchange may not be redeemable by a Fund in all cases.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs are listed on the NYSE Amex Equities, and iShares are listed on the NYSE). ETF shares traded in the secondary market may be purchased and sold at market prices in transactions on an exchange. The market price may be higher or lower than the net asset value of the securities held by the ETF. The sale price and redemption price of ETF shares obtained from the investment company or UIT issuing the securities is based on the values of the securities held by that investment company or UIT.

Precious Metals

The value of the investments of certain Funds may be affected by changes in the prices of gold and other precious metals. Gold has been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Because much of the world’s known gold reserves are located in South Africa, political and social conditions there may pose special risks to investments in gold. For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers.

Stand-by Commitments

The Funds may acquire stand-by commitments from brokers, dealers or banks to facilitate its portfolio liquidity. Under a stand-by commitment, the obligor must repurchase, at the Fund’s option, specified securities held in the Fund’s portfolio at a specified price. Thus, stand-by commitments are comparable to put options. The exercise of a stand-by commitment is subject to the ability of the seller to make payment on demand. If a Fund’s Adviser determines that it is necessary or appropriate to cause the Fund to pay for stand-by commitments, the cost of entering into the stand-by commitment will have the effect of increasing the cost of the underlying municipal obligation and similarly decreasing such security’s yield. Gains realized in connection with stand-by commitments will be taxable.

Portfolio Turnover

The Funds may experience high rates of portfolio turnover in the future.

Temporary Defensive Strategies

At times, an Adviser may judge that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, an Adviser may (but will not necessarily), without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund’s assets.

In implementing these “defensive strategies,” a Fund may hold assets in cash and cash equivalents and in other investments an Adviser believes to be consistent with the Fund’s best interests.

If any such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

THE FUNDS’ INVESTMENT LIMITATIONS

The Trust has adopted the following fundamental investment restrictions, which (except to the extent they are designated as nonfundamental as to any Fund) may not be changed without the affirmative vote of a majority of the outstanding voting securities of the affected Fund.

As fundamental investment restrictions, which may not be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund, a Fund may not:

1.	issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law;

2.	borrow money, except to the extent permitted by applicable law from time to time;

Note: The 1940 Act permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

Note: The 1940 Act permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company’s total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

3.	act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

4.	(i) (as to 75% of a Fund’s total assets) purchase any security (other than U.S. Government securities or securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer; or

(ii) purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry;

5.	make loans, except by purchase of debt obligations or other financial instruments in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities. A Fund may make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission;

6.	purchase commodities, except that a Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts); and

7.	purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

It is contrary to the current policy of each of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

All percentage limitations on investments will apply at the time of investment (excluding investments in illiquid securities) and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

The 1940 Act permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. The 1940 Act provides that, in the event that such asset coverage shall at any time fall below 300%, a mutual fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the Securities and Exchange Commission (the “SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE FUNDS

Board Leadership Structure, Risk Oversight, and Committee Arrangements

The Board consists of nine Trustees, seven of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”). An Independent Trustee serves as Chairperson of the Board. In addition, each of the four standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, is comprised exclusively of Independent Trustees. In connection with each of the Board’s regular meetings, the Independent Trustees meet separately from RS Investments with their independent legal counsel and with the Funds’ Chief Compliance Officer. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

The Funds have retained RS Investments as the Funds’ investment adviser. Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Funds, makes investment decisions on their behalf (or retains a sub-adviser to do so), manages risks that arise from the Funds’ investments and operations, and provides administrative services to the Funds, all pursuant and subject to its investment advisory agreement with each of the Funds. With respect to any Fund for which a sub-adviser or sub-sub-adviser has been retained to provide advisory services, the sub-adviser or sub-sub-adviser provides a continuing investment program for the Fund, makes investment decisions on its behalf, and manages risks that arise from the Fund’s investments and operations, all pursuant and subject to the terms of a subadvisory or sub-subadvisory agreement and the general oversight of RS Investments. Employees of RS Investments serve as the Funds’ officers, including the Funds’ President.

The Board exercises general oversight of the services provided by RS Investments and each sub-adviser and sub-sub-adviser, including certain risk management functions. In the course of exercising such oversight, the Board and the Committees receive reports on the Funds’ activities, including regarding the Funds’ investment portfolio and the Funds’ financial accounting and reporting. The Board also meets periodically with the Funds’ Chief Compliance Officer who reports on the compliance of each Fund with the federal securities laws and each Fund’s internal compliance policies and procedures. In addition, the Board meets periodically with the investment team of the Funds to receive reports regarding the management of each Fund, including certain investment risks.

The RS Board of Trustees conducts much of its work through four standing Committees: the Audit Committee; the Nominating Committee; the Brokerage and Pricing Committee; and the Legal and Regulatory Committee.

The Audit Committee, among other things, oversees the accounting and financial reporting processes of the Trust and its series and its internal control over financial reporting and, as the Committee deems appropriate, inquires into the internal control over financial reporting of certain third-party service providers; oversees the quality and integrity of the Trust’s financial statements and the independent audit thereof; oversees, or, as appropriate, assists Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting, and independent audits; approves prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, reviews and evaluates the qualifications, independence, and performance of the Trust’s independent registered public accounting firm; and acts as liaison between the Trust’s independent registered public accounting firm and the full Board. The members of the Audit Committee are Messrs. Judson Bergman (chair) and John Rohal, and Ms. Gloria Nelund. The Audit Committee met four times during the fiscal year ended December 31, 2010.

The Nominating Committee supervises the nominations and elections of independent Trustees of the Trust. The Nominating Committee considers and evaluates nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To submit properly a nominee recommendation for the Committee’s consideration, a shareholder must submit such recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. The recommendation must be delivered to the Trust not less than 45 days nor more than 75 days prior to the date of the Nominating Committee meeting at which the candidate would be considered, and must include: (i) biographical information regarding the candidate, the series and number of shares of the Trust owned of record or beneficially by the candidate (as reported to the recommending shareholder by the candidate), any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust, and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board. The members of the Nominating Committee are Messrs. Bergman, Dennis Bushe, Kenneth Fitzsimmons, Christopher Melvin, and Rohal, and Mmes. Anne Goggin and Nelund. The Nominating Committee did not meet during the fiscal year ended December 31, 2010.

The Brokerage and Pricing Committee assists the Board of Trustees in its review and oversight of the brokerage services provided to the Funds and of the valuation of the Funds’ portfolio investments. The duties of the Brokerage and Pricing Committee include reviewing information regarding brokerage practices of the Advisers; principal transactions effected by the Advisers on behalf of the Funds; the efficiency of the Adviser’s execution of transactions in a Fund’s portfolio securities in a specified period; compliance by the Funds and the Advisers with applicable law and relevant policies and procedures of the Funds relating to the purchase and sale of portfolio securities by the Funds; soft-dollar practices of the Advisers as they relate to the Funds; and compliance by the Advisers with applicable law and relevant policies and procedures of the Funds relating to the use of soft dollars. The members of the Brokerage and Pricing Committee are Messrs. Fitzsimmons (chair), Bushe, Melvin, and Rohal. The Brokerage and Pricing Committee met four times during the fiscal year ended December 31, 2010.

The Legal and Regulatory Committee assists the Board of Trustees in its review and oversight of the Funds’ legal and regulatory compliance. The duties of the Legal and Regulatory Committee include reviewing information regarding proposed changes to the compliance policies or procedures of the Trust and appropriate service providers; reports on the compliance by the Funds with certain exemptive rules under the 1940 Act, exemptive relief, and no-action relief under which the Funds operate; information provided to the Committee and the Board of Trustees as to litigation involving the Trust or any service provider to the Trust; and proposals as to changes in the contractual arrangements relating to either of the Funds. The members of the Legal and Regulatory Committee are Mmes. Nelund (chair) and Goggin, and Mr. Melvin. The Legal and Regulatory Committee met four times during the fiscal year ended December 31, 2010.

Trustees and Officers – Identification and Background

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws, and Massachusetts law, the Trustees have all powers necessary and convenient to carry out their responsibility, including the election and removal of the Trust’s officers.

The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and similar prior positions within the same company are omitted. Unless otherwise indicated, the business address of the persons listed below is c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.

Name, Address, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee++
Independent Trustees

Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	37	Envestnet, Inc. (1999-present)

Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm (June 1987 – May 2010).	37	None

Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	37	None

Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	37	None

Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	37	None

Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	37	None

John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	37	Emerging Markets Growth Fund, Inc. (2011- present)

Interested Trustees and Principal Officers

Deanna M. Mulligan,* July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) since July 2008; Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007 – July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006 – March 2007).	37	None

Matthew H. Scanlan,** December 1955	Trustee, President, and Principal Executive Officer	Since January 2012	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009 – December 2011); Managing Director of Barclays Global Investors, an investment management firm (December 1996 –February 2009).	37	None

James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments.	N/A	N/A

Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments.	N/A	N/A

John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
**	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. The Board also considered, among other factors, the particular attributes described below with respect to the various individual Trustees. The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to requirements imposed by the SEC, do not constitute any holding out of the Board or any Trustee as having any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care of, any such person or on the Board as a whole than would otherwise be the case.

Judson Bergman. Mr. Bergman’s experience as a founder and chief executive officer of a business serving the investment management industry and his service as a senior executive at an investment advisory firm.

Dennis M. Bushe. Mr. Bushe’s experience as chief investment risk officer of an investment management firm, his significant experience in fixed income investment management and research, and his significant experience in financial markets risk management.

Kenneth R. Fitzsimmons, Jr. Mr. Fitzsimmons’ significant investment banking experience and familiarity with securities markets and financial matters generally.

Anne M. Goggin. Ms. Goggin’s significant executive experience, including service as chief executive officer of an investment advisory firm, and her professional training and experience as an attorney, including in the investment management practice area. She also had significant prior service as a board member and board chair of other mutual fund complexes.

Christopher C. Melvin, Jr. Mr. Melvin’s significant executive experience, his experience as a founder and chief executive officer of a brokerage firm, and his significant board experience, including service on the board of a stock exchange.

Gloria S. Nelund. Ms. Nelund’s significant executive and investment management industry experience, including service as chief executive officer of two investment advisory firms, and her experience as a co-founder and chief executive officer of an investment firm.

John P. Rohal. Mr. Rohal’s significant senior executive experience, including service as a senior executive of an investment advisory firm, and his in-depth experience in investment research and management.

Deanna M. Mulligan. Ms. Mulligan’s experience as a senior executive at Guardian, the majority owner of RS Investments, including her current service as chief executive officer and president of Guardian.

Matthew H. Scanlan. Mr. Scanlan’s experience as chief executive officer and president of RS Investments and his prior experience as the chief executive officer of an investment management firm.

Beneficial Ownership

The following table discloses the dollar range of equity securities beneficially owned by each Trustee in any Fund and, on an aggregate basis, in all of the RS Funds overseen by the Trustees in the Fund Complex as of December 31, 2010, or on such other date as set forth below.

Name of Trustee	Dollar Range of Equity Securities in the Funds[1]	Aggregate Dollar Range of Equity Securities in All RS Funds in the Fund Complex

Independent Trustees

Judson Bergman	None	>$100,000

Dennis Bushe	None	None

Kenneth R. Fitzsimmons, Jr.	None	>$100,000

Anne M. Goggin, Esq.	None	>$100,000

Christopher C. Melvin, Jr.	None	$50,001 - $100,000

Gloria S. Nelund	None	>$100,000

John P. Rohal	None	>$100,000

Interested Trustees

Deanna M. Mulligan[2,3]	None	$10,001- $50,000

Matthew H. Scanlan [2]	None	None

[1]	The Funds commenced operations on May 16, 2011 and had not publicly offered any shares for sale as of December 31, 2010.
[2]

Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of GIS, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as Chairman of RS Investments. Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position at RS Investments.

[3]	The dollar range of equity securities beneficially owned by Ms. Mulligan is shown as of March 7, 2011.

As of December 31, 2010, none of the current Independent Trustees or their immediate family members owned beneficially any class of security in RS Investments, GIS, the principal underwriter of the Funds, Guardian Baillie Gifford Limited (“GBG”), or Baillie Gifford Overseas Limited (“BG Overseas”), or in any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with RS Investments, GIS, GBG, or BG Overseas.

Compensation

Pursuant to the terms of the investment advisory agreement between the Trust, on behalf of each Fund and RS Investments (the “Advisory Agreement”), RS Investments pays all compensation of officers of the Trust as well as the fees and expenses of all Trustees of the Trust who are interested persons of the Trust (as defined in the 1940 Act). Each Fund pays its allocable portion of independent Trustee fees and expenses based on such Fund’s net asset value. The amounts set forth in the table are the estimated amounts of each Fund’s allocable portion of Trustee fees for the 2011 fiscal year.

Compensation Table

	Judson Bergman	Dennis Bushe[1]	Kenneth R. Fitzsimmons, Jr.	Anne M. Goggin, Esq.	Christopher C. Melvin, Jr.	Gloria S. Nelund	John P. Rohal
RS Global Growth Fund[2]	$103.32	$19.33	$103.32	$202.06	$93.92	$103.32	$93.92
RS Greater China Fund[2]	$103.32	$15.56	$103.32	$202.06	$93.92	$103.32	$93.92
Pension or Retirement Benefits Accrued as Part of Trust Expenses
Estimated Annual Benefits Upon Retirement
Total Cash Compensation From Fund Complex[3]	$107,000	$12,880	$109,500	$200,000	$97,500	$109,500	$97,500

[1]	Dennis Bushe became a Trustee on November 30, 2011.
[2]	The Fund has not completed a full fiscal year of operations; therefore, compensation is estimated for the Fund’s fiscal year ending December 31, 2011.
[3]	The Fund Complex consists of the series of the Trust and RS Variable Products Trust.

Waivers of Certain Sales Loads

Class A share purchases are available without initial or contingent deferred sales loads to:

•	RS Investments, GIS, Guardian, their subsidiaries, or any of their separate accounts;

•	present and retired directors, managers, officers, employees, general agents, and field representatives of RS Investments, GIS, Guardian, or their subsidiaries;

•	present and retired directors, trustees, or officers of any open-end investment management company within the RS fund complex;

•	trustees or custodians of any employee benefit plan, IRA, Keogh plan, or trust established for the benefit of RS Investments, GIS, or Guardian employees and officers named previously;

•	present and retired directors, trustees, officers, partners, and employees of broker-dealer firms that have written sales agreements with RS Investments or GIS;

•	spouses, parents, siblings, children, and grandchildren of the individuals named above;

•	qualified retirement plans that invest $3 million in plan assets;

•	direct rollovers into an RS Investment Trust IRA from a qualified retirement plan that is invested in RS Investment Trust;

•	any trust company or bank trust department exercising discretionary investment authority and holding unallocated accounts in a fiduciary, agency, custodial, or similar capacity;

•	certain financial intermediaries such as broker-dealers, financial institutions, and registered investment advisers who offer fee-based “wrap account” programs and employee benefit plans;

•

accounts that held shares of any of RS Select Growth Fund, RS Small Cap Growth Fund, RS Growth Fund, RS Technology Fund, RS Mid Cap Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, or RS Value Fund as of October 6, 2006, and have continuously held shares of one or more RS Fund(s) since October 6, 2006. Accounts held through certain financial intermediaries may not be eligible; and

•

accounts that held shares of Oak Value Fund, the predecessor fund of RS Capital Appreciation Fund, as of September 3, 2010, and have continuously held shares of one or more of the RS Funds since September 7, 2010. Accounts held through certain financial intermediaries may not be eligible.

If you are responsible for (as a trustee or otherwise) the investment management of an institutional investor (e.g., a company, foundation, trust, endowment, or other entity) or are employed in the division of a company that has that responsibility, and the institutional investor has in excess of $10 million managed by RS Investments or its affiliates on a private-advisory-account basis and/or invested in one or more pooled vehicles managed by RS Investments or its affiliates, you may be eligible to purchase Class A shares without any initial sales load. Please call (888) 772-6648 for more information.

In addition, employee benefit plans that cover at least 200 eligible participants may purchase Class A shares without any initial sales load. However, a contingent deferred sales load will apply for these purchases over $1 million that are redeemed within 18 months.

You may also qualify for a reduced initial sales load through the Rights of Accumulation program and through investment by Letter of Intent. Information about sales load discounts is also available free of charge on the Funds’ website, www.RSinvestments.com.

Codes of Ethics

The Trust, RS Investments, GBG, BG Overseas, and GIS have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund.

Control Persons and Principal Holders

The Funds commenced operations on May 16, 2011 and had not publicly offered any shares for sale as of April 1, 2011.

As of April 1, 2011, the officers and Trustees of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of each class of each of the Funds.

The Trust’s Declaration of Trust and By-Laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust and By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

INVESTMENT ADVISORY AND OTHER SERVICES

RS Investments

RS Investments, a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser of each of the Funds. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987.

GIS, a wholly owned subsidiary of Guardian, owns a majority of the ownership interests in RS Investments. No person other than GIS owns more than 25% of the ownership interests in RS Investments. Mr. Matthew H. Scanlan, Chief Executive Officer of RS Investments, serves as the Trust’s President and Principal Executive Officer. Mr. Benjamin L. Douglas, General Counsel of RS Investments, serves as the Trust’s Chief Legal Officer, Secretary and Vice President. Mr. James E. Klescewski, Chief Financial Officer of RS Investments, serves as the Trust’s Treasurer and Principal Financial and Accounting Officer. The board of directors of RS Investments consists of eight members, including a chairman who is the Chief Executive Officer of Guardian, three other members designated by GIS, two members selected by RS Investments, one non-employee member selected by GIS and one non-employee member selected by the management of RS Investments.

Pursuant to the Advisory Agreement, RS Investments, at its expense, furnishes investment management services with respect to the assets of each Fund, consistent with the investment objective and policies of such Fund and subject to the supervision and direction of the Trust’s Board of Trustees, and (i) furnishes the Trust with investment advice, research, and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of its portfolio securities, (ii) furnishes the Trust and each Fund with reports, statements, and other data on securities, economic conditions, and other pertinent subjects, and (iii) in general, superintends and manages the investments of each Fund, subject to the ultimate supervision and direction of the Board of Trustees. In addition, the Advisory Agreement sets forth the role of RS Investments with respect to the selection and oversight of sub-advisers.

In addition, the Advisory Agreement states that RS Investments provides administrative services for the management and operation of each Fund and furnishes such office space and personnel as are needed by the Funds. The services of RS Investments to the Funds are not deemed to be exclusive, and RS Investments may provide similar or different services to others, so long as its ability to render the services provided for in the Advisory Agreement will not be impaired thereby.

The Advisory Agreement provides that RS Investments shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations or duties, be subject to liability to the Trust or any Fund or the shareholders of any Fund for any act or omission in the course of, or connected with, its rendering services thereunder, or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund.

The Advisory Agreement provides that RS Investments may, at its option and expense with respect to a Fund, appoint a sub-adviser or sub-advisers. The Advisory Agreement also states that unless the Board of Trustees specifies otherwise in connection with its approval of any such delegation or unless any agreement pursuant to which such delegation is effected specifies otherwise, (i) the obligation of RS Investments in respect of the activities of any such sub-adviser shall be to provide the Board of Trustees its recommendation as to the initial selection of the sub-adviser and as to the periodic renewal of the sub-advisory agreement, and to oversee generally the performance by such sub-adviser of its obligations to the Fund in question over time and to report to the Board of Trustees periodically as to its evaluation of the performance of such sub-adviser and as to the nature and scope of such general oversight, and (ii) assuming compliance by RS Investments with its obligation set out in clause (i) of this sentence in accordance with the standard of care set out in the Advisory Agreement, RS Investments shall not be responsible or have any liability for any investment decision or any other act or omission on the part of any sub-adviser, including without limitation any error or mistake of judgment on the part or the sub-adviser or failure by the sub-adviser to comply with any policies, procedures, guidelines, or objectives of any Fund, RS Investments, or the sub-adviser.

Guardian Baillie Gifford Limited

Pursuant to a Sub-Advisory, Sub-Administration and Accounting Services Agreement between GBG and RS Investments, GBG serves as the sub-adviser for the Funds. GBG was formed in November 1990 through a joint venture between The Guardian Insurance & Annuity Company, Inc., a wholly owned subsidiary of Guardian, and BG Overseas, which is wholly owned by Baillie Gifford & Co. GBG has entered into a investment sub-sub-advisory agreement with BG Overseas pursuant to which BG Overseas serves as sub-sub-adviser for the Funds and manages the day-to-day operations of each Fund’s portfolio, subject to the general oversight of GBG, RS Investments, and the Board of Trustees of the Trust.

The Sub-Advisory, Sub-Administration and Accounting Services Agreement will remain in effect with respect to each Fund for a period of one year, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of the respective Fund or (ii) the Board of Trustees of the Trust, and (b) a vote of the majority of the Trustees who are not parties to the sub-investment advisory agreement or “interested persons” of RS Investments or GBG, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated with respect to a Fund at any time, without payment of any penalty, by the Board of Trustees of the Trust or by a vote of a majority of voting securities of such Fund, upon sixty (60) days written notice to GBG, and by GBG upon sixty (60) days written notice to the Trust.

With respect to its provision of sub-advisory services, GBG shall not, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, be liable to a Fund, the Trust, or to any shareholder of a Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund.

Baillie Gifford Overseas Limited

BG Overseas is the sub-sub-investment adviser for the Funds pursuant to a sub-sub-investment advisory agreement with GBG. Pursuant to this sub-sub-investment advisory agreement, BG Overseas manages the day-to-day operations of each Fund’s portfolio. In so doing, BG Overseas has full discretion to purchase and sell portfolio securities, to select brokers for the execution of such purchases, sales, and to negotiate brokerage commissions, if any, subject to monitoring by GBG. GBG monitors and evaluates the performance of BG Overseas.

The sub-sub-investment advisory agreement will continue in full force and effect with respect to each Fund for a period of one year, unless sooner terminated, and thereafter will continue in effect from year to year provided its continuance is specifically approved at least annually (1) by the Board of Directors of GBG and (2) by either (a) a majority of the outstanding securities of the respective Fund or (b) the Board of Trustees of the Trust, including approval by a vote of the majority of the Trustees who are not parties to the sub-sub-investment advisory agreement or “interested persons” of the Trust, GBG or BG Overseas, cast in person at a meeting called for the purpose of voting on such continuance.

The sub-sub-investment advisory agreement provides that neither BG Overseas, nor any of its officers, directors or employees shall be liable for any error of judgment or mistake of law or for any loss suffered by GBG or either Fund in connection with the matters to which the sub-investment advisory agreement relates, except for any loss resulting from willful misfeasance or misconduct, willful default, bad faith, or gross negligence in the performance of its or his /her duties on behalf of GBG or the Funds or from reckless disregard by BG Overseas or any such person of the duties of BG Overseas under the sub-sub-investment advisory agreement.

The sub-sub-investment advisory agreement includes a provision that if any 1940 Act requirement is relaxed by rule, regulation or order of the SEC, then any provision of the sub-sub-investment advisory agreement which reflects such 1940 Act requirement shall be deemed to incorporate the effect of such rule, regulation or order.

The sub-sub-investment advisory agreement may be terminated, without penalty, at any time by either party upon 60 days’ written notice and will terminate automatically upon its assignment. In addition, either party may terminate the sub-sub-investment advisory agreement immediately in any of the following situations: (1) the other party commits any material breach of its obligations under the agreement which, if curable, is not remedied within 30 days; (2) the dissolution of the other party; or (3) the termination or expiration of the joint venture agreement between The Guardian Insurance & Annuity Company, Inc. and BG Overseas. Termination of the sub-sub-investment advisory agreement with respect to one Fund will not affect its validity with respect to the other Fund.

Management, Administrative, and Accounting Fees

Management Fees. The Funds pay RS Investments fees as compensation for the services provided by it under the Advisory Agreement. The amount of these management fees is accrued daily and payable monthly (or more frequently) at a fixed annual rate of 0.80% of the average daily net assets of RS Global Growth Fund and at a fixed rate of 1.10% of the average daily net assets of RS Greater China Fund. The Funds commenced operations on May 16, 2011 and, therefore, did not pay any management fees to RS Investments during the fiscal year ended December 31, 2010. The Guardian Life Insurance Company of America, or another corporate affiliate of RS Investments, may make an initial investment in the Funds, in order to establish the initial investment program of the Funds. It is likely that RS Investments will reimburse The Guardian Life Insurance Company of America or such other affiliate some or all of the management fee that RS Investments receives from such initial investment.

For its services under the Sub-Advisory, Sub-Administration and Accounting Services Agreement, GBG has the right to receive fees from RS Investments with respect to each Fund listed below at the following annual rates:

Fund	Annual Fee Rate
RS Global Growth Fund	0.76%
RS Greater China Fund	1.045%

For its services under the Sub-Sub-Investment Advisory Agreement, BG Overseas has the right to receive fees from GBG with respect to each Fund listed below at the following annual rates:

Fund	Annual Fee Rate
RS Global Growth Fund	0.35%
RS Greater China Fund	0.50%

Administrative Services. RS Investments provides administrative services to each of the Funds pursuant to the Advisory Agreement with the Funds. In addition, State Street Bank and Trust Company (“State Street”) provides certain administrative services, including treasury, Blue Sky, and tax related services, to each of the Funds pursuant to an administration agreement dated May 1, 2007, between State Street and the series of the Trust, as amended from time to time. For its services under the agreement, State Street has the right to receive fees from the Funds based on a written fee schedule as may be agreed to from time to time between State Street and the Funds.

Notwithstanding the foregoing, State Street also has the right to receive fees from each Fund for Blue Sky services and reimbursement for certain out-of-pocket expenses. The administration agreement will remain in effect with respect to a Fund unless terminated by either State Street or the Fund on sixty (60) days’ prior written notice to the other party.

The Funds commenced operations on May 16, 2011 and, therefore, did not pay any fees to State Street under the administration agreement during the fiscal year ended December 31, 2010.

Expenses

Each Fund will pay all expenses related to its operation which are not borne by RS Investments, including but not limited to taxes, interest, brokerage fees and commissions, compensation paid under the Funds’ 12b-1 Plan to GIS, 7 Hanover Square, New York, New York 10004 (the “Distributor”), the Trust’s distributor, fees paid to members of the Board of Trustees who are not interested persons of the Trust, SEC fees and related expenses, state Blue Sky qualification fees, charges of custodians, transfer agents, registrars, or other agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters.

Proxy Voting Policies

The Trust’s Board of Trustees has delegated the responsibility for voting proxies on behalf of the Funds to RS Investments, subject to the oversight of the Board of Trustees. The Board of Trustees has authorized RS Investments to delegate proxy voting authority with respect to a Fund to that Fund’s sub-sub-adviser. Pursuant to such delegations, BG Overseas is authorized to vote proxies on behalf of each Fund, in accordance with the proxy voting policies and procedures of BG Overseas. A copy or description of the proxy voting policies and procedures to be followed by BG Overseas on behalf each of the Funds, including procedures to be used when a vote presents a conflict of interest, is attached hereto as Appendix B (“Proxy Voting Policies and Procedures”). Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (1) without charge, upon request, by calling 1-800-766-3863; or on RS Investments’ website at www.RSinvestments.com and (2) on the SEC’s website at www.sec.gov.

Portfolio Managers

Compensation. As described in the Prospectus, each Fund pays RS Investments a management fee based on a percentage of the Fund’s average daily net assets. RS Investments pays a portion of its management fee to GBG, and GBG pays a portion of its management fee to BG Overseas, for sub-sub-advisory services to the Funds. The portfolio managers are generally paid out of the resources, including the management fees paid by the Fund, of the Fund’s sub-sub-adviser, and are not paid from any assets of the Funds or any other managed account.

Portfolio managers for the Funds are compensated by BG Overseas.

The Funds’ portfolio managers often manage multiple portfolios for multiple clients. These accounts may include other mutual funds and accounts managed for insurance companies and other institutions. These other accounts may also include assets for high net worth individuals, pension funds, collective investment trusts, offshore funds, hedge funds and other types of accounts. The simultaneous management of multiple portfolios potentially could give rise to conflicts of interest, as discussed herein.

The following is information regarding compensation of portfolio managers as provided by RS Investments and BG Overseas, respectively.

1) RS Investments.

RS Investments professionals and executives maintain a significant ownership stake in the firm. RS Investments has three separate investment advisory operating divisions, each with separate compensation and bonus structures.

In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

In consultation with Matthew H. Scanlan, Chief Executive Officer of RS Investments, the leaders of each of the RS Funds’ investment teams determine all salaries and bonuses for the investment team for each RS Fund for each fiscal year end. Salaries are based on industry standards, as described above.

Bonuses are based on a number of factors, including (1) pre-tax investment performance for each account (including each Fund) managed by a portfolio manager compared to a relevant peer group over a specified period, and (2) experience.

Assets under management do not directly affect any individual’s salary or bonus, although the amount of each investment team’s assets under management affect the fee revenue attributable to that investment team, which in turn affects the maximum amount of money available for that investment team’s aggregate salaries and bonuses.

Certain portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits, in addition to the investment team’s profits.

2) BG Overseas.

BG Overseas is wholly-owned by Baillie Gifford & Co (“BG & Co”) a partnership based in Scotland. Compensation arrangements within BG Overseas vary depending upon whether the individual is an employee or partner of BG & Co. For employees, a portfolio manager’s compensation generally consists of base salary, a company wide staff bonus and payments under Baillie Gifford’s Incentive program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all BG & Co employees.

The staff bonus is paid annually to all BG & Co employees at a flat rate, with all staff receiving a fixed percentage of salary. In addition to this, senior and selected specialist staff are usually invited to join the incentive program with bonus payments being determined from a combination of individual performance, completion of objectives and team performance.

Mr. Callahan and Mr. Sneller are partners of BG & Co. As such, they receive a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within BG & Co and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits such as pension plans are not available to partners and therefore partners provide for benefits from their own personal funds.

Ownership of Fund Shares. The Funds commenced operations on May 16, 2011, and therefore no portfolio manager had a beneficial interest in any of the Funds’ shares as of December 31, 2010.

Other Accounts. Each Fund’s portfolio managers are responsible (either individually or jointly) for the day-to-day management of certain other accounts (including, in some instances, other series of the Trust and series of RS Variable Products Trust). Unless otherwise indicated, none of the other accounts for which the portfolio managers listed below are responsible have performance-based fees. The following table sets forth the number of other accounts managed by the portfolio managers of the Funds and the total assets of such accounts as of December 31, 2010:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts		Total Assets (in Thousands)
Spencer Adair	4	$2,905,600	1	$478,718	16	[1]	$4,897,122
Tim Campbell	2	$2,340,802	0	$0	0		$0
John Carnegie	0	$0	0	$0	0		$0
Amy Dymock	0	$0	0	$0	0		$0
Mike Gush	1	$230,228	0	$0	0		$0
Malcolm MacColl	4	$2,905,600	1	$478,718	16	[1]	$4,897,122
Charles Plowden	0	$0	0	$0	0		$0
Richard Sneller	4	$4,053,459	2	$1,060,746	7	[2]	$2,907,706

[1]	The investment adviser to the account receives an advisory fee based on account performance for four of these accounts, in which the assets total approximately $1,069,183,000.
[2]	The investment adviser to the account receives an advisory fee based on account performance for one of these accounts, in which the assets total approximately $671,114,000.

Conflicts of Interest. RS Investments and BG Overseas have informed the Trust as follows:

1) RS Investments

Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategies of the other accounts and potential conflicts in the allocation of investment opportunities between the Fund and such other accounts. In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security. For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account. RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts.

RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair over time to all of their clients. RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investments’ policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RS Investments’ policy that, when the amount of securities of a particular issuer available to RS Investments’ client accounts in an initial public offering is insufficient to meet the requirements of each account that will purchase securities in the IPO, RS Investments generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also RS Investments’ policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investments’ reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

2) BG Overseas

At BG Overseas, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. BG Overseas manages potential conflicts between funds or with other types of accounts by implementing effective organizational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict giving rise to a material risk of damage to the interests of clients.

One area where a conflict of interest potentially arises is in the placing of orders for multiple clients and subsequent allocation of trades. Unless client specific circumstances dictate otherwise, investment teams normally implement transactions in individual stocks for all clients with similar mandates at the same time. This aggregation of individual transactions can of course operate to the advantage or disadvantage of the clients involved in the order. When receiving orders from investment managers, traders will generally treat order priority on a “first come, first served” basis and any exceptions to this are only permitted in accordance with established policies. BG Overseas has also developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment decisions for the Funds and for the other investment advisory clients of the Advisers and their affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients purchase or sell the same security at approximately the same time, in which event the day’s transactions in such security may be, insofar as the applicable Adviser deems appropriate, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. The Advisers employ a professional staff of portfolio managers who draw upon a variety of resources for research information for the Funds.

Transactions on U.S. stock exchanges and the NASDAQ Stock Market, LLC (“Nasdaq”), commodities markets, and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive “brokerage and research services” (as defined in the Exchange Act) from broker-dealers that execute portfolio transactions for the clients of such advisors and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Advisers may receive research and brokerage services and other similar services from many broker-dealers with which it places a Fund’s portfolio transactions and from third parties with which these broker-dealers have arrangements.

The brokerage and research services received by the Funds may include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, pricing services, quotation services, and certain financial news services. Where the services referred to above are not used exclusively by an Adviser for research purposes, the Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services may be of value to the Advisers and their affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because an Adviser or its affiliates receive these services even though the Adviser might otherwise be required to purchase some of these services for cash.

Each Adviser places all orders for the purchase and sale of portfolio investments for the Funds and buys and sells investments for the Funds through a substantial number of brokers and dealers. Each Adviser seeks the best overall terms available for the Funds, except to the extent the Adviser may be permitted to pay higher brokerage commissions as described below. In selecting broker-dealers and evaluating the overall reasonableness of brokerage commissions, an Adviser, having in mind a Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices, and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the Exchange Act, an Adviser may cause a Fund to pay a broker-dealer that provides “brokerage and research services” (as defined in the Exchange Act) to the Adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Advisers’ authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

An Adviser may sometimes instruct a broker through whom it executes a securities transaction to “give up” a portion of the transaction for settlement to another broker that provides research services to the Adviser consistent with the preceding policies. In such a case, the broker to whom the transaction is given up may receive the entire commission payable on the portion of the transaction given up to it. An Adviser may also instruct a broker to pay a portion of a commission to another broker that performs services in respect of the transaction in question but does not execute the transaction. A broker may accumulate credits for an Adviser’s account and use them to purchase research and brokerage services at the Adviser’s direction, and based on the Adviser’s determination of the relative values of the various services available for purchase.

It is the Trust’s policy that the Funds may not use brokerage to compensate a broker for the sale or promotion of Fund shares. Certain broker-dealers or their affiliates with whom a Fund places transactions may also sell shares of the Funds. In an attempt to limit any conflict of interest this may create (for example, effecting portfolio transactions for a Fund with certain broker-dealers or their affiliates in order to induce them to sell shares of the Fund), the Trust has adopted policies and procedures that prohibit the use of brokerage to compensate a broker for the sale or promotion of Fund shares.

The Funds commenced operations on May 16, 2011, and, therefore, did not pay any brokerage commissions during the fiscal year ended December 31, 2010.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have established a policy governing the disclosure of a Fund’s portfolio holdings which is designed to protect the confidentiality of the Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Funds’ Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by the Trust’s Chief Compliance Officer, or where appropriate, a member of RS Investments’ senior management (each, an “Authorized Person”).

Registered investment companies that are sub-advised by RS Investments may be subject to different portfolio holdings disclosure policies, and neither RS Investments nor the Board of Trustees of the Funds exercises control over such policies. In addition, separate account clients of RS Investments have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are sub-advised by RS Investments and some of the separate accounts managed by RS Investments have substantially similar or identical investment objectives and strategies, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, to those of certain Funds.

RS Investments provides investment advice for a fee to financial institutions who manage accounts for their clients. In some circumstances, RS Investments may provide a model portfolio to a financial institution and provide periodic (including daily) revisions to the model portfolio; the model portfolio may have substantially similar or identical investment objectives and strategies as one or more of the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings of one or more of the Funds. RS Investments will only provide such a model portfolio where it has received appropriate undertakings from the financial institution as to confidentiality and use of the model portfolio and RS Investments has satisfied itself that there is only minimal risk that any client of such a financial institution may be able to use to a Fund’s detriment any information made available to it as a result of the arrangement.

Neither RS Investments nor the Funds will receive any compensation or other consideration in connection with disclosure of Fund portfolio holdings.

Public Disclosure of Portfolio Holdings. In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on RS Investments’ website in such scope and form and with such frequency as RS Investments may reasonably determine. The Prospectus describes, to the extent applicable, the type of information that is disclosed on RS Investments’ website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

A Fund’s portfolio holdings are considered to be publicly disclosed on the earliest of: (a) the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on its website (assuming that it discloses in its prospectus that such information is available on its website); or (c) at such additional times and on such additional bases as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an executive officer of the Trust, such as the Trust’s Chief Compliance Officer, determines that such disclosure is in the best interests of the Fund’s shareholders. In addition, the third party receiving the non-public portfolio holdings will be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities that provide ongoing services to the Funds in connection with their day-to-day operations and management, including the Advisers and their affiliates and the Funds’ custodian, sub-administration and accounting services provider, independent registered public accounting firm, and proxy voting service provider.

To the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund’s shareholders, on the one hand, and RS Investments or an affiliated person of RS Investments or the Fund, on the other, the Authorized Person must inform the Trust’s Chief Compliance Officer of such potential conflict, and the Trust’s Chief Compliance Officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances.

Ongoing Arrangements To Make Portfolio Holdings Available. With authorization from an Authorized Person, Fund representatives disclose Fund portfolio holdings to the following recipients on an ongoing basis: State Street Bank and Trust Company, PricewaterhouseCoopers LLP, and the Funds’ proxy voting service provider. Each recipient, except the Funds’ independent registered public accounting firm, receives the portfolio holdings information on a daily basis. The Funds’ independent registered public accounting firm receives the information when requested in connection with its services to the Funds.

DISTRIBUTION OF SHARES; DISTRIBUTION PLAN

GIS, 7 Hanover Square, New York, NY 10004, is the principal underwriter of the Funds’ shares. The Trust has entered into a distribution agreement with GIS (the “Distribution Agreement”), which, together with a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), governs the sale and distribution of

Fund shares and payment of compensation to GIS. Shares are offered continuously; however, the Trust reserves the right to cease the offer of any Fund’s shares at any time, subject to applicable laws, rules and regulations. GIS receives no compensation from the Trust or from purchasers of the Funds’ shares for acting as distributor of the Class Y shares.

The Distribution Agreement will remain in full force and effect from year to year with respect to the Funds so long as its continuance is approved at least annually by (i) the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds and (ii) the vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party. It will terminate upon assignment and may be terminated with respect to a Fund at any time by either party on not less than 30 nor more than 60 days’ written notice. The agreement also provides that the Trust shall indemnify GIS and its officers, directors and agents with respect to certain liabilities.

Shares of each Fund may be purchased through Guardian agents who are registered representatives and licensed by GIS to sell Fund shares, and through registered representatives of selected broker-dealers which are members of the Financial Industry Regulatory Authority (“FINRA”) (previously, the National Association of Securities Dealers, Inc.) and which have entered into selling agreements with GIS. GIS may reallow up to 100% of any sales load on shares sold by dealers with whom it has sales agreements. Broker-dealers with which GIS has entered into selling agreements may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to such customers by each individual broker-dealer.

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of Fund shares, GIS will be entitled to receive any contingent deferred sales loads applicable to the redemption of shares of the Funds and any front-end sales loads applicable to the sale of shares of the Funds. GIS is also entitled to receive payments under the 12b-1 Plan. GIS’s expenses may include, but are not limited to, costs of advertising and promoting the sale of shares of the Funds and, as discussed below, payments to financial intermediaries. They may also include GIS’s overhead expenses attributable to the distribution of the Funds’ shares, which may include, for example, expenses for office space, communications, and salaries of GIS’s personnel, and any other of GIS’s expenses attributable to the distribution of the Funds’ shares.

The 12b-1 Plan is a compensation plan. Under the 12b-1 Plan, the Funds pay GIS compensation, accrued daily and paid monthly (or more frequently) at the following rates: each Fund is authorized to pay a distribution and service fee at an annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; each Fund is authorized to pay a distribution fee at an annual rate of 0.75% and a service fee at an annual rate of 0.25% of the average daily net assets of its Class C shares; and each Fund is authorized to pay a distribution fee at an annual rate of 0.40% and a service fee at an annual rate of 0.25% of the average daily net assets of its Class K shares. Class Y shares are not subject to the 12b-1 Plan.

The 12b-1 Plan may benefit the Funds by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Funds. Because Rule 12b-1 fees are paid out of a Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the 12b-1 Plan.

GIS may from time to time determine that certain distribution or promotional expenses incurred by it relate to one or more specific Funds. However, GIS generally considers that many distribution and promotional expenses are incurred in respect of all of the RS funds, and any part of the Rule 12b-1 fees paid by a Fund may be considered to compensate GIS (or, indirectly, RS Investments) for those expenses. For this purpose, GIS may estimate the expenses incurred in respect of a Fund based on the Fund’s relative net asset value and/or using any other methodology it considers appropriate (which may not be based on the Fund’s relative sizes). Differences in the method of such allocation do not affect the amount of Rule 12b-1 fees paid by a Fund, but only the amount of such expenses considered to have been reimbursed out of the Fund’s Rule 12b-1 fees.

RS Investments may perform certain services and incur certain expenses with respect to the promotion of Fund shares and the servicing of shareholder accounts, including payment of salaries and expenses for employees whose activities include the promotion of Fund shares and/or the servicing of shareholder accounts. GIS pays out of the amounts it receives from a Fund pursuant to the 12b-1 Plan any amounts payable in respect of expenses incurred by RS Investments, GIS or third parties, in respect of the marketing, distribution or promotion of the Fund or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the 12b-1 Plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated between RS Investments and GIS by mutual agreement.

During some periods, fees paid under the 12b-1 Plan may be insufficient to pay GIS and RS Investments fully for their promotional expenses. In such cases, GIS and RS Investments will be paid to the extent of any excess of amounts received under the 12b-1 Plan in future periods. Such payment will be allocated between RS Investments and GIS by mutual agreement.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by GIS to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The compensation to financial intermediaries includes networking fees and account-based fees. The amount of continuing compensation paid by GIS to different financial intermediaries varies. In most cases, the compensation is paid at an annual rate from 0.10% to 0.35% of the value of the financial intermediary’s clients’ investments in the Funds. In some cases, the compensation may be paid at higher annual rates of up to 0.50% of an intermediary’s clients’ assets in the Funds; this additional amount may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

Some portion of GIS’s payments to financial intermediaries will be made out of amounts received by GIS under the Funds’ 12b-1 Plans. In addition, certain of the Funds may reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance services. The amount of the reimbursement (the “GIS Services Reimbursement”) is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

GIS and its affiliates, at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Funds’ shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by GIS and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Because the Funds pay distribution, service and other fees for the sale of their shares and for services provided to shareholders out of the Funds’ assets on an ongoing basis, over time those fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales loads.

A Fund may pay distribution fees, service fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.

The Funds commenced operations on May 16, 2011, and, therefore, did not pay any amounts to GIS under the Funds’ 12b-1 Plan during the fiscal year ended December 31, 2010.

HOW NET ASSET VALUE IS DETERMINED

Each Fund calculates the net asset value (“NAV”) of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding.

Each of the Funds determines the NAV per share once daily as of the close of regular trading (generally 4:00 p.m. Eastern Time) each day the NYSE is open. The Funds will not price their shares on days when the NYSE is closed. The NYSE is typically closed Saturdays, Sundays, New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas (observed).

The Funds value their portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Where a security is traded on more than one exchange, the security is valued on the primary exchange on which the security trades. Securities not traded on any securities exchange or on NASDAQ and for which over-the-counter prices are readily available generally will be valued at the mean between the closing bid and asked prices.

Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Certain debt securities may be valued each business day by an independent pricing service (“Service”). The use of a Service to ascertain values has been approved by the Trust’s Board of Trustees. Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of a Service, readily available and representative of the bid side of the market are valued by the Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market value will be valued by the Service at estimated market value based on methods which include, without limitation, consideration of yields or prices of government securities of similar maturity and currency; yields or prices of other securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. A Service may use matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. Repurchase agreements are carried at cost. Options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures contracts and options on financial futures contracts are valued at the settlement prices established each day by the boards of trade or exchanges on which they are traded. Foreign securities are valued in the currencies of the markets where they trade and are then converted to U.S. dollars using the prevailing exchange rates at the close of the NYSE. Forward foreign currency contracts are valued at the mean provided by a Service. The Funds value all other securities and assets at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

The fair value of securities is generally determined as the amount that a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, in cases where there are no publicly traded securities of the same class as the securities being valued, the security is valued based on an analysis of the effect of any restrictions on the sale of the security; product development and trends of the security’s issuer; changes in the industry and other competing companies; significant changes in the issuer’s financial position; prices at which the issuer subsequently issues the same or comparable securities; prices at which the same or comparable securities are sold; and any other event which could have a significant impact on the value of the security.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV of a Fund’s shares are computed as of such times. Also, because of the amount of time required to collect and process trading information for large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of NAV. A Fund may determine the fair value of those securities in accordance with pricing guidelines and procedures approved by the Trustees. The value of the Funds’ investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed each day and the close of the NYSE. The fair value of one or more of the securities in the portfolio, which is used to determine a Fund’s NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

TAXES

Each Fund intends to elect to be treated and to qualify and be treated each year as a regulated investment company under Subchapter M of the Code.

In order to qualify and be treated as a “regulated investment company,” each Fund must, among other things: (a) derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other dispositions of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interest in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of each Fund’s taxable year, (i) at least 50% of the market value of each Fund’s total assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the value of each Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of each Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that each Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income (if any), for such year.

In general, for purposes of the 90% gross income requirement described in clause (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. Also, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in paragraph (b) above. Also, for purposes of paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate income tax rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible to be treated as qualified dividend income in the case of shareholders taxed as individuals, and for the dividends-received deduction in the case of corporate shareholders, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. Any investment company taxable income retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, it similarly will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

A non-deductible excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year, (unless the Fund elects to use December 31 as noted above). Each Fund intends to make distributions sufficient to avoid imposition of the excise tax on income earned in the current calendar year, although from time to time a Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. A Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. Each Fund must apply such carryforwards first against gains of the same character. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. A Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Distributions from a Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) reported as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Distributions are taxable whether shareholders receive them in cash or reinvest in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of a Fund’s shares generally will be taxable as capital gain.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

If the above-described holding period and other requirements are met at both the shareholder and Fund level, qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain for taxable years beginning before January 1, 2013, unless Congress enacts tax legislation providing otherwise.

Dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

If a Fund makes a distribution to shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Fund shares.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid for its shares. Such realized income and gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares of the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Income received by a Fund (or regulated investment company in which a Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries; these taxes can apply not only to investment income but also, in some cases, to gains from disposition of securities. Tax treaties between certain countries and the U.S. can, but do not always, reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund is eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt shareholders (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs are not eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

A Fund’s transactions (if any) in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate a Fund’s distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years. See also the discussion on hedging transactions, below.

A Fund may purchase and sell put and call options. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying security generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and securities deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

A Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

If a Fund receives dividends from another mutual fund, an ETF or another company that qualifies as a regulated investment company (each, an “investment company”), and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If a Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Special tax considerations apply if a Fund invests in investment companies taxed as partnerships. In general, a Fund will not recognize income earned by such an investment company until the close of the investment company’s taxable year. However, a Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4% excise tax. Therefore, if a Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4% excise tax. A Fund’s receipt of a non-liquidating cash distribution from an investment company taxed as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. If a Fund receives a liquidating cash distribution from an investment company taxable as a partnership, the Fund will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount, as defined below) exceeds the shareholder’s share of the basis in those unrealized receivables.

Under federal income tax law, a portion of the difference between the purchase price of some debt securities in which a Fund may invest and their face value (“original issue discount”) is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

A Fund may also purchase debt instruments with “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with original issue discount, its “revised issue price”) over the purchase price of such obligation. Under the market discount rules, a Fund will be required to treat any gain on the sale, exchange or redemption of, a debt instrument as ordinary income to the extent of the market discount that has not previously been included in income and is treated as having accrued on such debt instrument at or prior to the time of such payment or disposition. Market discount in respect of a debt instrument is generally considered to accrue ratably during the period from the date of acquisition to the maturity date of such debt instrument, unless the holder elects to accrue market discount on the debt instrument under the constant yield method.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having original issue discount or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the original issue discount or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which original issue discount or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

The sale, exchange or redemption of a Fund’s shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held as capital assets by the shareholder for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of a Fund’s shares held by the shareholder will be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of shares held for 6 months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of a Fund’s shares will be disallowed if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. The Funds are subject to new reporting requirements for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 and sold, redeemed or exchanged after that date. Upon the redemption, sale or exchange of Fund shares, each Fund or, in the case of shares purchased through an intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares redeemed, sold or exchanged.

A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to non-corporate shareholders who fail to furnish the Fund with a correct taxpayer identification number or other certification, who have underreported dividends or interest income, or who fail to certify to the Fund that they are not subject to such withholding. An individual’s taxpayer identification number generally is his or her social security number. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Fund with a proper certification. The back-up withholding tax rate is 28% for amounts paid through 2012. The back-up withholding tax rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

In general, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

For distributions with respect to taxable years of a Fund beginning before January 1, 2012, a Fund was not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders (“short-term capital gain dividends”). This exception to withholding for interest-related dividends did not apply to distributions to a foreign shareholder (A) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (B) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (C) that was within certain foreign countries that had inadequate information exchange with the United States, or (D) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation. The exception to withholding for short-term capital gain dividends did not apply to (A) distributions to an individual foreign shareholder who was present in the United

States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests. If a Fund invested in a regulated investment company that paid such distributions to the Fund, such distributions retained their character as not subject to withholding if properly reported when paid by the Fund to foreign persons. The Fund was permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. It is currently unclear whether Congress will extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends with respect to taxable years of a Fund beginning on or after January 1, 2012 and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person will need to comply with applicable certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or appropriate substitute form).

To the extent a Fund qualifies and makes an election to pass-through foreign taxes to its shareholders as described above, foreign shareholders of the Fund generally will be subject to increased U.S. federal income taxation without a corresponding benefit for the pass-through of foreign taxes.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

If a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of this requirement.

New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) beginning in 2014 or 2015, depending on the type of payment. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest. Shareholders are urged to consult their tax advisors regarding this reporting and withholding regime, in light of their particular circumstances.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by a Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder, and short-term capital gain and interest-related dividends, as described above), will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

The foregoing is a general and abbreviated summary of certain applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code Sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to local, state and foreign taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and foreign taxes. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds. Statements as to the tax status of distributions will be mailed annually.

ADDITIONAL INFORMATION

Transfer Agent and Custodian

Boston Financial Data Services, at P.O. Box 219717, Kansas City, MO 64121, serves as the Funds’ transfer agent and dividend-paying agent (“Transfer Agent”).

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Funds’ custodian (the “Custodian”).

The Custodian and subcustodians hold the securities in the Funds’ portfolios and other assets for safekeeping. The Transfer Agent and the Custodian do not participate in making investment decisions for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111, is the Trust’s independent registered public accounting firm, providing audit services, tax return review, and other tax consulting services and assistance and consultation in connection with the review of various SEC filings.

Legal Counsel

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, serves as counsel to the Trust.

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of that Fund. Thus the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

This Appendix describes ratings applied to corporate bonds by Standard & Poor’s (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).

Standard & Poor’s Ratings

AAA — An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated CC is currently highly vulnerable to nonpayment.

C — The “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock, or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

A-1

D — An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody’s Ratings

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers, 1, 2, and 3, to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-2

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how a Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, will be available as of August 31 of each year (i) without charge, upon request, by calling 1-800-766-FUND (3863); on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Baillie Gifford Overseas Limited

General Statement and Approach

Baillie Gifford Overseas Limited (“BGO”) recognizes that it has a fiduciary duty to act solely in the best interests of its clients. In that regard BGO and its affiliates (collectively, “Baillie Gifford”) have adopted Global Corporate Governance Principles and Guidelines (the “Guidelines”), which include proxy voting policies and procedures that are designed, among other things, to ensure that proxies for the securities owned by clients for which BGO exercises voting authority and discretion are voted in the best interests of those clients in accordance with BGO’s fiduciary duties, Rule 206(4)-6 under the Investment Advisers Act of 1940 and other applicable law.

The Guidelines include principles (the “Principles”) that articulate corporate governance standards relating to the basic rights and equitable treatment of shareholders, the role of stakeholders (as established by law), disclosure and transparency on all material matters, and the responsibilities and accountability of the board of directors. The Principles are based upon the widely supported principles developed by the Organisation for Economic Cooperation and Development, which BGO believes are appropriate for most markets BGO recognizes, however, that given the differences in national corporate and market regulation, one set of standards is unlikely to be appropriate for all of the markets in which it invests. Therefore, the Guidelines include as appendices detailed corporate governance standards for the United Kingdom, U.S., Emerging Markets, Europe and Japan and may include overseas corporate governance codes, where these are available and appropriate. In order to provide an indication of how the Principles should be interpreted in practice, the Guidelines include some “best practice” guidelines as to voting on specific issues (e.g., generally opposing new appointments that combine the role of chairman and chief executive, considering opposing the re-election of non-executive directors who are not independent if they are members of the audit or remuneration committees or if less than three or a minority of the board’s non-executive directors is independent).

BGO recognizes, however, that companies within particular markets operate under significantly differing conditions and for this reason it does not apply any of the principles, practices or standards included in the Guidelines rigidly. Rather, it applies them with care, giving due consideration to the specific circumstances of individual companies. In this way it takes a pragmatic and flexible approach to corporate governance, consistent with its overriding aim of looking after the long term financial interests of its clients.

BGO looks to have confidence in the quality and integrity of management. Consequently, its investment process involves keeping closely in touch with company management, learning how it plans to take the company’s business forward and seeking to understand its goals and attitude towards shareholders. BGO believes that such dialogue is important in selecting successful investments for its clients. Nevertheless, where the formal aspects of a company’s corporate governance fall short of the Guidelines and this is not fully supported by its circumstances, BGO encourages improvements in face to face meetings and, where appropriate, votes against management recommendations at general meetings. In general, BGO focuses on the issues it feels are most significant and where it can be most effective, including the alignment of management’s interests with those of shareholders, the effective operation of the board and its committees and the protection of shareholder rights.

Proxy Voting Administration

Baillie Gifford’s Corporate Governance Team develops and administers the Guidelines. The Corporate Governance Team sits alongside the investment teams and is supported by personnel dedicated to the voting of proxies. In evaluating each proxy, the Corporate Governance Team follows the Guidelines. It also considers third party analysis, Baillie Gifford’s own research and discussions with company management. If a proxy involves a non-routine matter, the Corporate Governance Team will consult with the appropriate investment team regarding the proposed vote.

Conflicts of Interest

BGO recognizes the importance of managing potential conflicts of interest that may exist when voting a proxy solicited by a company with whom Baillie Gifford has a material business or personal relationship. The Corporate Governance Team is responsible for monitoring possible material conflicts of interest with respect to proxy voting. Application of the Guidelines to vote proxies will in most instances adequately address any possible conflicts of interest. However, as noted above, BGO does not rigidly apply the Guidelines and proxies may relate to matters not specifically addressed in the Guidelines. For proxy votes that involve a potential conflict of interest, that are inconsistent with (or not covered by) the Guidelines but that are consistent with management’s recommendation, the Management Committee, which comprises five senior Baillie Gifford partners, will review the voting rationale, consider whether business relationships between Baillie Gifford and the company have influenced the proposed inconsistent vote and decide the course of action to be taken in the best interests of its clients.

If BGO invests on behalf of its advisory clients in pooled vehicles advised by Baillie Gifford (in-house pooled funds), it will provide such clients with the opportunity to direct how their units in these funds should be voted on non-routine matters.

Overseas Voting — Share Blocking

For clients that have delegated voting authority and discretion to BGO, BGO endeavors to vote all of their shares in all markets. However, it is difficult to vote in some overseas markets because of costly trading restrictions. For example, in Italy and Switzerland, BGO’s clients’ shares are “blocked,” which means that BGO is unable to direct selling should it so desire, from the time that it votes until the close of the company meeting. This is clearly a risk to clients, particularly if BGO might consider selling the shares. BGO will therefore only vote in these markets where it views the benefits of voting clients’ shares, such as with respect to a merger or acquisition, as exceeding the risks involved.